UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Current Report on Form 8-K is being filed to reflect certain retrospective revisions that have been made to the consolidated financial statements of TransDigm Group Incorporated (the “Company”) that were previously contained in its Annual Report on Form 10-K for the year ended September 30, 2012 (the “2012 Form 10-K”) to reflect the change in the Company’s reportable segments.

As previously reported in the Company’s Quarterly Report on Form 10-Q for the period ended June 29, 2013, during the third quarter of 2013 the Company changed its internal management structure and its reporting structure of financial information used to assess performance and allocate resources. Beginning with the Form 10-Q for the third quarter ended June 29, 2013, TransDigm reported three segments: Power & Control, Airframe and Non-aviation. The Company has updated and revised the following items that were contained in the 2012 Form 10-K to reflect the new reportable segment structure:

•	Item 1: “Business;”

•	Item 7: “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and

•	Item 8: “Financial Statements and Supplementary Data.”

The adjusted segment information constitutes a reclassification and has no impact on reported net income or earnings per share for any period. The adjusted disclosures referenced above are set forth in Exhibit 99.1 and incorporated herein by reference.

The retrospective revisions to the 2012 Form 10-K also reflect the presentation guidance of comprehensive income adopted during the first quarter of fiscal 2013.

Revisions to the 2012 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the 2012 Form 10-K. All other information in the 2012 Form 10-K remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. This Current Report on Form 8-K, including the exhibits, should be read in conjunction with the 2012 Form 10-K and the Company’s subsequent SEC filings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm.

99.1	Updates to the Company’s Annual Report on Form 10-K as of September 30, 2012

Part I, Item 1. Business

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

101	Financial Statements and Notes to Consolidated Financial Statements formatted in XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President, Chief
Financial Officer and Secretary

Date: August 12, 2013

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm.

99.1	Updates to the Company’s Annual Report on Form 10-K as of September 30, 2012

Part I, Item 1. Business

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

101	Financial Statements and Notes to Consolidated Financial Statements formatted in XBRL.